Ivy Funds

Supplement dated September 24, 2014 to the

Ivy Emerging Markets Local Currency Debt Fund Prospectus

dated April 30, 2014

and as supplemented May 29, 2014

The following replaces the second footnote under the “Annual Fund Operating Expenses” table on page 3:

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With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 at the close of business on September 26, 2014, and on the Friday prior to the last week of September each year thereafter, the account will be assessed an account fee of $20. With limited exceptions, for Class E shares, the $20 account fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed at the close of business on the second Tuesday of December.

The following replaces the “Portfolio Managers” section on page 6.

Portfolio Managers

The Pictet Investment Team is primarily responsible for the day-to-day management of the Fund. The Pictet Investment Team consists of Simon Lue-Fong, Senior Investment Manager and Head of Emerging Debt of Pictet UK, Mary-Therese Barton, Senior Investment Manager of Pictet UK, Wee-Ming Ting, Senior Investment Manager and Head of Asian Fixed Income of Pictet Singapore, Philippe Petit, Senior Investment Manager of Pictet Singapore and Guido Chamorro, Senior Investment Manager of Pictet UK. Each has managed the Fund since its inception in April, 2014.

The following replaces the first paragraph of the “The Management of the Fund–Portfolio Management” section on pages 14-15.

PORTFOLIO MANAGEMENT

Ivy Emerging Markets Local Currency Debt Fund: The Pictet Investment Team is primarily responsible for the day-to-day management of the Fund. The Pictet Investment Team consists of Simon Lue-Fong, Mary-Therese Barton, Wee-Ming Ting, Philippe Petit and Guido Chamorro. They have held their responsibilities for the Fund since its inception in April, 2014. Mr. Lue-Fong joined Pictet UK in 2005 as a Senior Investment Manager and Head of Emerging Debt with responsibility for investment management, product development, and client relations. He has been an investment manager at Pictet since 1991. Mr. Lue-Fong graduated from Bournemouth University with a BA (Hons) degree in Finance. Mary-Therese Barton joined Pictet UK in 2004 as an emerging debt analyst and is a CFA Charter holder. Ms. Barton graduated with a BA in Philosophy, Politics and Economics from Balliol College, Oxford and holds an MSC with distinction in Development Finance from the Centre for Financial Management Studies, SOAS (School of Oriental and African Studies), part of the University of London. Wee-Ming Ting joined Pictet Singapore in 2007 as Head of the Asian Fixed Income in Singapore and is a CFA Charter holder. Mr. Ting graduated with an Honours degree in Electrical & Electronic Engineering from Nanyang Technological University (Singapore) and holds a Master’s degree with distinctions in Public Policy & Management from the University of York. Philippe Petit joined Pictet Singapore in 2003 as a senior emerging market trader with a focus on emerging market bonds and currencies. Mr. Petit obtained a degree in Business Studies from the Ecole Superieure de Commerce de Marseille in France. Guido Chamorro joined Pictet UK in 2005 as a credit analyst. Mr. Chamorro graduated with a BA in Economics from the University of Chicago and holds an MBA from the University of Chicago Graduate School of Business.

The following replaces the sixth bullet point of the “Your Account — Choosing a Share Class — The CDSC for Class C shares and for Class A shares that are subject to a CDSC will not apply in the following circumstances” section on page 21:

■	redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s account if the aggregate NAV of the shares is less than $650

The following replaces the third paragraph of the “Your Account — Buying Shares — Minimum Investments” section on page 28:

For Class A and Class C shares, if your account balance falls below $650 at the close of business on September 26, 2014, and on the Friday prior to the last week of September each year thereafter, your account will be assessed an account fee of $20. For Class A and Class C shares, any Fund account with a balance below $650 will not be assessed the $20 fee if the Fund account meets one of the following exceptions: (i) the Fund account has an active AIS and the Fund account was opened less than 12 months prior to the date of the assessment; (ii) the Fund account is administered under a Profit Sharing, Money Purchase, Defined Benefit Plan, or a payroll deduction plan (IRA, Roth IRA, SEP IRA, SIMPLE IRA, 401(k), 403(b), and 457 plans) and the Fund account was opened less than 12 months prior to the date of the assessment; or (iii) the Fund account is held on a third-party platform, except for accounts held through Waddell & Reed. For purposes of the fee assessment, your Fund account balance will be based on the current value of your existing holdings.

The following replaces the first paragraph of the “Your Account — Selling Shares” section on page 31:

The Fund reserves the right to redeem at NAV all of your Fund shares in your account if the account balance of those shares is less than $650. The Fund will give you notice and 60 calendar days to purchase a sufficient number of additional shares to bring the account balance of your shares in the Fund to $650. These redemptions will not be subject to a CDSC. The Fund will not apply its redemption right to retirement accounts.

Supplement	Prospectus	1